UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2020
TCG BDC, INC.
(Exact name of registrant as specified in charter)

Maryland	No. 814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 40th Floor New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 813-4900

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 per share	CGBD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2020, the Board of Directors (the “Board”) of TCG BDC, Inc. appointed Mark Jenkins, 53, to the Board, effective April 17, 2020, as a Class II director. Mr. Jenkins will succeed to the vacancy on the Board created by the resignation of Eliot P.S. Merrill, a Managing Director of The Carlyle Group Inc. (“Carlyle”), effective upon Mr. Jenkins’ appointment to the Board. Mr. Jenkins is a Managing Director of Carlyle and Head of Carlyle Global Credit at Carlyle. Prior to joining Carlyle in 2016, Mr. Jenkins was a Senior Managing Director at Canada Pension Plan Investment Board (CPPIB) where he was responsible for leading CPPIB’s Global Private Investment Group with approximately CAD$56 billion of assets under management. He was Chair of the Credit Investment Committee, Chair of the Private Investments Committee and also managed the portfolio value creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit Investments, which is a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle market direct lending. Prior to CPPIB, he was Managing Director, Co-Head of Leveraged Finance Origination and Execution for Barclays Capital in New York. Before Barclays, Mr. Jenkins worked for 11 years at Goldman Sachs & Co. in senior positions within the Fixed Income and Financing Groups in New York. He served on the boards of Wilton Re, Teine Energy, Antares Capital and Merchant Capital Solutions.
On April 13, 2020, Mr. Merrill informed the Board that he is resigning from the Board, effective upon Mr. Jenkins’ appointment to the Board.
Item 7.01    Regulation FD Disclosure
On April 15, 2020, TCG BDC, Inc. (the “Company”) issued a press release announcing that it will host a conference call at 11:00 a.m. EDT on Wednesday, May 6, 2020 to announce its first quarter 2020 financial results. A copy of the press release is attached hereto as Exhibit 99.1. The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act 1933, except as expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

99.1	Press Release, dated April 15, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCG BDC, INC.
(Registrant)

Date: April 15, 2020	By:	/s/ Thomas M. Hennigan
	Name:	Thomas M. Hennigan
	Title:	Chief Financial Officer